Supplement dated November 11, 2022 to
Summary Prospectus dated November 30, 2021

Investment Research Corporation, the Adviser to the American Growth Cannabis Fund (the “Fund”), has recommended, and the Board of Directors (the “Board”) has approved, the liquidation and termination of the Fund. The liquidation is expected to occur after the close of business on November 14, 2022. Pending liquidation of the Fund, investors will no longer be able to reinvest dividends received in the Fund.

Effective November 11, 2022, the Fund will no longer accept purchases of new shares. In addition, the Fund’s Adviser will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and starting on November 14, 2022, the Fund’s assets will be converted into cash and cash equivalents. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved a waiver of the redemption fee of 1.00% on shares redeemed within 30 days of purchase for redemptions of Fund shares that occur after the date of this supplement.

If a shareholder has not redeemed his or her shares prior to November 14, 2022, then the shareholder’s account will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

Please contact the Fund at 1-800-525-2406 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Summary Prospectus.